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                                                               EXHIBIT 10.2

                                  EXHIBIT 1.1A

                        FORM OF INVESTOR PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "PLEDGE AGREEMENT") is entered into as of April 10, 2001 among M-FOODS DAIRY HOLDINGS, LLC, a Delaware limited liability company (the "OBLIGOR") and BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, the "AGENT") for the lenders from time to time party to the Credit Agreement described below (the "LENDERS").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "CREDIT AGREEMENT") among Michael Foods, Inc., a Minnesota corporation (the "Borrower"), M-Foods Holdings, Inc., a Delaware corporation (the "PARENT") and certain Subsidiaries of the Parent (individually a "GUARANTOR", and collectively the "GUARANTORS"), the Lenders, the Agent and Bear, Stearns & Co., as Syndication Agent, the Lenders have agreed to make Loans and issue or participate in Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Obligor shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. For purposes of this Pledge Agreement, the term "Lender" shall include, as of any date of determination, any Affiliate of any Lender which is party to a Hedging Agreement with any Credit Party.

         2. PLEDGE AND GRANT OF SECURITY INTEREST. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Obligor Obligations (as defined in Section 3 hereof), the Obligor hereby pledges and assigns to the Agent, for the ratable benefit of the Lenders, and grants to the Agent, for the ratable benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "PLEDGED COLLATERAL"):

                  (a) PLEDGED SHARES. (i) 100% (or, if less, the full amount owned by the Obligor) of the issued and outstanding shares of Capital Stock of Dairy LLC, and (ii) 100% (or, if less, the full amount owned by the Obligor) of the issued and outstanding shares of Capital Stock of Dairy TXCT LLC, in each case, together with the certificates


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         (or other agreements or instruments), if any, representing such Capital
         Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of Capital
         Stock described in Section 2(b) below, the "PLEDGED SHARES"), including, but not limited to, the following:

                           (y) all shares or securities representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                           (z) without affecting the obligations of the Obligor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving corporation, all shares of each class of the Capital Stock of the successor resulting from such consolidation or merger payable to or received by the Obligor as consideration for such merger.

                  (b) PROCEEDS. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that the Obligor may from time to time hereafter deliver additional Capital Stock to the Agent as collateral security for the Obligor Obligations. Upon delivery to the Agent, such additional Capital Stock shall be deemed to be part of the Pledged Collateral of the Obligor and shall be subject to the terms of this Pledge Agreement.

         3. SECURITY FOR OBLIGOR OBLIGATIONS. The security interest created hereby in the Pledged Collateral of the Obligor constitutes continuing collateral security for all of the Credit Party Obligations, now existing or hereafter arising pursuant to the Credit Documents, owing from the Borrower or any other Credit Party to any Lender or the Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under Hedging Agreements between any Credit Party and any Lender and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing (collectively, the "OBLIGOR OBLIGATIONS").

         4. DELIVERY OF THE PLEDGED COLLATERAL. The Obligor hereby agrees that:

                  (a) The Obligor shall deliver to the Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Obligor and (ii) promptly upon the receipt thereof by or on behalf of the Obligor, all other certificates and instruments constituting Pledged Collateral of the Obligor. Prior to delivery to the Agent, all such certificates and instruments constituting Pledged Collateral of the Obligor shall be held in trust by the Obligor for the benefit of the Agent pursuant hereto. All such certificates shall be delivered in suitable form for


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         transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in EXHIBIT 4(a) attached hereto.

                  (b) ADDITIONAL SECURITIES. If the Obligor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of equity interests, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then the Obligor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Agent, shall segregate it from the Obligor's other property and shall deliver it forthwith to the Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in EXHIBIT 4(a), to be held by the Agent as Pledged Collateral and as further collateral security for the Obligor Obligations.

                  (c) FINANCING STATEMENTS. The Obligor shall execute and deliver to the Agent such UCC or other applicable financing statements as may be reasonably requested by the Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of the Obligor.

         5. REPRESENTATIONS AND WARRANTIES. The Obligor hereby represents and warrants to the Agent, for the benefit of the Lenders, that:

                  (a) AUTHORIZATION OF PLEDGED SHARES. The Pledged Shares are duly authorized and validly issued, are fully paid and (to the extent such concept is applicable) nonassessable and are not subject to the preemptive rights of any Person. All other Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and (to the extent such concept is applicable) nonassessable and not subject to the preemptive rights of any Person.

                  (b) TITLE. The Obligor has good and indefeasible title to the Pledged Collateral of the Obligor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York as of the date hereof (the "UCC") with respect to the Pledged Shares of the Obligor.

                  (c) EXERCISING OF RIGHTS. Subject to compliance with applicable laws affecting the offering and sale of securities, the exercise by the Agent of its rights and remedies hereunder will not violate any material law or governmental regulation or any material contractual restriction binding on or affecting the Obligor or any of its property.


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                  (d)      OBLIGOR'S AUTHORITY. No authorization, approval or
         action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by the Obligor or for the granting of the security interest by the Obligor pursuant to this Pledge Agreement or (ii) for the exercise by the Agent or the Lenders of their non-judicial foreclosure rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities). This Pledge Agreement has been duly executed and delivered on behalf of the Obligor. This Pledge Agreement constitutes a legal, valid and binding obligation of the Obligor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing.

                  (e) SECURITY INTEREST/PRIORITY. This Pledge Agreement creates a valid security interest in favor of the Agent, for the ratable benefit of the Lenders, in the Pledged Collateral. The taking possession by the Agent of the certificates representing any certificated Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Agent's security interest in such Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral securing the Obligor Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

                  (f) NO OTHER SHARES. As of the Closing Date, the Obligor owns no other Captial Stock of Dairy LLC or Dairy TXCT LLC other than as set forth on SCHEDULE 5(f) attached hereto.


                  (g) PARTNERSHIP AND LIMITED LIABILITY COMPANY INTERESTS. Except as previously disclosed to the Agent, none of the Pledged Shares
         (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security or (iv) is held in a securities account.

                  (h) ORGANIZATION AND GOOD STANDING. The Obligor (i) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its organization, (ii) has the necessary power and authority, and the legal right, to own and operate its property and to conduct the business in which it is currently engaged and (iii) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not have a Material Adverse Effect.

                  (i) NO CONFLICTS. Neither the execution and delivery of this Pledge Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by the Obligor will (i) violate or conflict with any provision of its articles or certificate of formation, operating


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         agreement or other organizational or governing documents, (ii) violate, contravene or materially conflict with any material Requirement of Law or any other material law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

         6. COVENANTS. The Obligor hereby covenants that, until such time as this Pledge Agreement has been terminated in accordance with the terms of
Section 14(a), the Obligor shall:

                  (a) BOOKS AND RECORDS. Mark its books and records (and shall cause the issuer of the Pledged Shares of the Obligor to mark its books and records) to reflect the security interest granted to the Agent, for the ratable benefit of the Lenders, pursuant to this Pledge Agreement.

                  (b) DEFENSE OF TITLE. Warrant and defend title to and ownership of the Pledged Collateral of the Obligor at the expense of the Borrower against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Liens of the same type as Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of the Obligor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

                  (c) FURTHER ASSURANCES. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary or that the Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of the Obligor (including without limitation any and all actions necessary to satisfy the Agent that the Agent has obtained a first priority perfected security interest in any Pledged Shares); (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of the Obligor; and (iii) otherwise effect the purposes of this Pledge Agreement.

                  (d) AMENDMENTS. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of the Obligor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of the Obligor other than pursuant hereto or as may be permitted under the Credit Agreement.

                  (e) COMPLIANCE WITH SECURITIES LAWS. File all reports and other information now or hereafter required to be filed by the Obligor with the United States Securities and


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         Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of the Obligor.

                  (f) CERTAIN MONIES TO BE HELD IN TRUST. In the event that the Obligor receives (i) any Net Cash Proceeds from an Asset Disposition of (A) the Capital Stock of Dairy LLC or Dairy TXCT LLC or
         (B) any of the Property of Dairy LLC or Dairy TXCT LLC which are not immediately distributed to a Credit Party or (ii) any Restricted Payment from Dairy LLC or Dairy TXCT LLC in violation of the Credit Agreement, such Net Cash Proceeds or Restricted Payment, as applicable, shall (i) unless a Bankruptcy Event shall have occurred with respect to any Consolidated Party, be distributed to the Credit Parties in the manner specified in Section 8.7 of the Credit Agreement or (ii) if a Bankruptcy Event shall have occurred with respect to any Consolidated Party, be held by the Obligor in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Agent, for application to the payment of the Credit Party Obligations in accordance with the terms of the Credit Agreement.

         7. ADVANCES BY LENDERS. On failure of the Obligor to perform any of the covenants and agreements contained herein and upon written notice to the Obligor, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien (other than Permitted Liens), expenditures made in defending against any adverse claim and all other expenditures which the Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Borrower promptly upon timely notice thereof and demand therefor, shall constitute additional Obligor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in SECTION 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of the Obligor, and no such advance or expenditure therefor, shall relieve the Obligor of any default under the terms of this Pledge Agreement. The Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Obligor or the Borrower in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. EVENTS OF DEFAULT. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "EVENT OF DEFAULT").

         9.       REMEDIES.

                  (a) GENERAL REMEDIES. Upon the occurrence of an Event of Default and during the continuation thereof, the Agent and the Lenders shall have, in respect of the Pledged Collateral of the Obligor, in addition to the rights and remedies provided herein,


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         in the Credit Documents, in any Hedging Agreement between any Credit
         Party and any Lender, or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                  (b) SALE OF PLEDGED COLLATERAL. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Agent may, at the direction of the Required Lenders, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. The Obligor agrees that, to the extent notice of sale shall be required by law and has not been waived by the Obligor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower and the Obligor, in accordance with the notice provisions of Section 17 hereof at least 10 days before the time of such sale (or such longer period as may be required under applicable law). The Agent shall not be obligated to make any sale of Pledged Collateral of the Obligor regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) PRIVATE SALE. Upon the occurrence of an Event of Default and during the continuation thereof, the Obligor recognizes that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Agent may at the direction of the Required Lenders, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. The Obligor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Agent may, in such event, bid for the purchase of such securities.


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                  (d)      RETENTION OF PLEDGED COLLATERAL. In addition to the
         rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Agent may, at the direction of the Required Lenders, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Obligor Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Obligor Obligations for any reason.

                  (e) MANNER OF EXERCISE OF REMEDIES. (i) Notwithstanding anything herein to the contrary and to the extent not prohibited by applicable law, the Agent shall not foreclose on, sell or pursue any remedies in respect of any Capital Stock of Dairy LLC pledged to the Agent (all of such Capital Stock, the "Total Pledged Dairy LLC Collateral") by the pledgors (collectively, the "Dairy LLC Pledgors") under or pursuant to either of the Investor Pledge Agreement and the Pledge Agreement (as defined in the Credit Agreement) (collectively, the "Pledge Agreements") unless the Agent sells, forecloses on, or pursues remedies in respect of all of such Total Pledged Dairy LLC Collateral. To the extent not prohibited by applicable law, the Agent shall not foreclose on or sell any portion of the Total Pledged Dairy LLC Collateral of a particular class owned by a particular Dairy LLC Pledgor unless the Agent forecloses on or sells the Total Pledged Dairy LLC Collateral of such class (based upon the number of shares owned by a particular Dairy LLC Pledgor and the total number of shares of such class which are pledged to the Agent) owned by all Dairy LLC Pledgors on a pro rata basis.

                  (ii) Notwithstanding anything herein to the contrary and to the extent not prohibited by applicable law, the Agent shall not foreclose on, sell or pursue any remedies in respect of any Capital Stock of Dairy TXCT LLC pledged to the Agent (all of such Capital Stock, the "Total Pledged Dairy TXCT LLC Collateral") by the pledgors (collectively, the " Dairy TXCT LLC Pledgors") under or pursuant to either of the Pledge Agreements unless the Agent sells, forecloses on, or pursues remedies in respect of all of such Total Pledged Dairy TXCT LLC Collateral. To the extent not prohibited by applicable law, the Agent shall not foreclose on or sell any portion of the Total Pledged Dairy TXCT LLC Collateral of a particular class owned by a particular Dairy TXCT LLC Pledgor unless the Agent forecloses on or sells the Total Pledged Dairy TXCT LLC Collateral of such class (based upon the number of shares owned by a particular Dairy TXCT LLC Pledgor and the total number of shares of such class which are pledged to the Agent) owned by all Dairy TXCT LLC Pledgors on a pro rata basis.

                  (f) NO DEFICIENCY; LIMITATION ON RECOURSE. EXCEPT AS OTHERWISE PROVIDED IN SECTION 6(f), NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY CONTAINED IN THIS PLEDGE AGREEMENT OR ELSEWHERE, THE AGENT'S AND THE LENDERS' RIGHTS PURSUANT TO THIS PLEDGE AGREEMENT ARE LIMITED TO THE PLEDGED COLLATERAL, AND THE AGENT'S AND THE LENDERS' SOLE RECOURSE WITH RESPECT TO THE OBLIGOR TO SATISFY THE


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         OBLIGOR OBLIGATIONS SHALL BE TO EXERCISE REMEDIES WITH RESPECT TO THE
         PLEDGED COLLATERAL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING THE OBLIGOR SHALL NOT BE LIABLE FOR ANY DEFICIENCY IF THE PROCEEDS OF ANY DISPOSITION OF THE PLEDGED COLLATERAL IS INSUFFICIENT TO SATISFY THE OBLIGOR OBLIGATIONS. Except as otherwise provided in Section 6(f), the Obligor shall have no personal liability under this Pledge Agreement or any other Credit Documents or any other document for the Obligor Obligations, and no recourse (except as provided in Section 6(f) and the first sentence of this paragraph) for the payment of any amount due under this Pledge Agreement, for the Obligor Obligations or for any claim arising out of this Pledge Agreement or the Credit Documents, whether for failure to pay, perform or discharge any monetary or non-monetary obligation, breaches of representations, warranties or covenants, the occurrence of defaults or otherwise, shall be had against (i) the Obligor, (ii) any past, present or future equityholder, officer, director or Affiliate (other than Consolidated Parties), as such, of (A) the Obligor, or (B) any successor to the Obligor, (iii) any direct or indirect parent of the Obligor, (iv) any other Subsidiary or Affiliate of any such direct or indirect parent (other than Consolidated Parties), or (v) any incorporator, member, equityholder, officer or director, as such, of any such parent or other Subsidiary or Affiliate (other than Consolidated Parties). Any surplus remaining after the full payment and satisfaction of the Obligor Obligations shall be returned to the Obligor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10.      RIGHTS OF THE AGENT.

                  (a) POWER OF ATTORNEY. In addition to other powers of attorney contained herein, the Obligor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of the Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default and subject to clause (d) below with respect to voting rights:

                           (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of the Obligor, all as the Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of the Obligor and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action or proceeding brought and, in connection therewith, give such discharges or releases as the Agent may deem reasonably appropriate;


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                           (iv)     to pay or discharge taxes, liens, security
                  interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of the Obligor;

                           (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

                           (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of the Obligor;

                           (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of the Obligor;

                           (viii) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Agent may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (ix) to exchange any of the Pledged Collateral of the Obligor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of the Obligor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Agent may reasonably determine;

                           (x) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares of the Obligor into the name of the Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Shares of the Obligor or any part thereof may be sold pursuant to Section 10 hereof; and

                           (xi) to do and perform all such other acts and things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of the Obligor.

         This power of attorney is a power coupled with an interest and shall be irrevocable until this Pledge Agreement has been terminated in accordance with the term of Section 14(a). The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence, bad faith or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

                  (b) ASSIGNMENT BY THE AGENT. The Agent may from time to time assign the Obligor Obligations and the Pledged Collateral to any successor Agent appointed in accordance with SECTION 10.7 of the Credit Agreement, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

                  (c) THE AGENT'S DUTY OF CARE. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Agent hereunder and the accounting of monies actually received hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Obligor shall be responsible for preservation of all rights in the Pledged Collateral of the Obligor, and the Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Obligor. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (d)      VOTING RIGHTS IN RESPECT OF THE PLEDGED COLLATERAL.

                           (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, the Obligor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of the Obligor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

                           (ii)     Upon the occurrence and during the
                  continuance of an Event of Default, all rights of the Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph
                  (i) of this Section upon written notice to the Borrower and the Obligor shall cease and all such rights shall thereupon become vested in the Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (e)      DIVIDEND RIGHTS IN RESPECT OF THE PLEDGED COLLATERAL.

                           (i) Subject to subclause (ii) below and subject to Section 4(b) hereof, the Obligor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                           (ii)     Upon the occurrence and during the
                  continuance of an Event of Default (but subject to the provisions of the Credit Agreement):

                                    (A)      all rights of the Obligor to
                           receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section upon written notice to the Borrower and the Obligor shall cease and all such rights shall thereupon be vested in the Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                                    (B)      all dividends and interest payments
                           which are received by the Obligor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of the Obligor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligor Obligations.

                  (f) RELEASE OF PLEDGED COLLATERAL. The Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted.

         11. RIGHTS OF REQUIRED LENDERS. To the extent (i) the Agent has refused to exercise any of its rights hereunder at the direction of the Required Lenders or (ii) the Agent has resigned or has been removed pursuant to Section
10.7 of the Credit Agreement and no successor Agent has been appointed, all rights of the Agent hereunder may be exercised by the Required Lenders.

         12. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Obligor Obligations and any proceeds of any Pledged Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Obligor Obligations in the order set forth in SECTION 3.15(b) of the Credit Agreement, and the Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         13. EXPENSES. The Borrower agrees to promptly pay upon demand any and all reasonable documented costs and expenses of the Agent or the Lenders as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral, subject to the same terms and conditions applicable to Credit Parties under
SECTION 11.5 of the Credit Agreement.

         14.      CONTINUING AGREEMENT.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until the earlier of (i) such time as the Credit Party Obligations are Fully Satisfied or (ii) such time as all of Net Cash Proceeds from the sales of the Capital Stock of Dairy LLC and Dairy TXCT LLC to one or more Persons who are not Affiliates of the Borrower pursuant to Permitted Asset Dispositions have been irrevocably delivered to the Credit Parties. At such time, this Pledge Agreement and the liens and security interests created hereunder shall automatically terminate and the Agent and the Lenders shall, at the expense of the Obligor, redeliver all Pledged Shares to the Obligor and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligor evidencing such termination. Any other releases of Pledged Collateral prior to the termination of this Pledge Agreement shall be made pursuant to Section 8.5 of the Credit Agreement. Notwithstanding the foregoing all indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligor Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; PROVIDED that in the event payment of all or any part of the Obligor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligor Obligations.

         15. AMENDMENTS; WAIVERS; MODIFICATIONS. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated unless such amendment, waiver, modification, change, discharge or termination is in writing entered into, or approved in writing, by the Agent and the Obligor.

         16. SUCCESSORS IN INTEREST. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; PROVIDED, HOWEVER, that the Obligor may not assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement.

         17. NOTICES. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid (or pursuant to an invoice arrangement) to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Obligor, set forth below, and, in the case of the Agent, set forth on SECTION 11.1 of the Credit Agreement, or at such other address as such party may specify by written notice to the other parties hereto:

         if to the Obligor:

                  Vestar Capital Partners
                  1225 Seventeenth Street
                  Suite 1660
                  Denver, CO  80202
                  Attn: Chris Henderson, Managing Director
                  Telephone:  (303) 294-1822
                  Telecopy:  (303) 292-6639

                  and

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, Illinois  60601
                  Attn:  Steve Ritchie
                  Telephone:  (312) 861-2210
                  Telecopy:    (312) 861-2200.

         18. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         19. HEADINGS. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

         20.      GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

                  (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of New York in New York County, or of the United States for the Southern District of New York, and, by execution and delivery of this Pledge Agreement, the Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 17 hereof, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Obligor in any other jurisdiction.

                  (b) The Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         21. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         22. SEVERABILITY. If any provision of any of the Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         23. ENTIRETY. This Pledge Agreement represents the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any.

         24. SURVIVAL. All representations and warranties of the Obligor hereunder shall survive the execution and delivery of this Pledge Agreement.

         25. OTHER SECURITY. To the extent that any of the Obligor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by the Obligor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Obligor Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Hedging Agreement between any Credit Party and any Lender.

                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

OBLIGOR:                            M-FOODS DAIRY HOLDINGS, LLC

                                    By:    /s/ J. Christopher Henderson
                                       -----------------------------------------
                                    Name:  J. Christopher Henderson
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------


Acknowledged and consented to as of the date first above written.

M-FOODS DAIRY, LLC

By:  /s/ John D. Reedy
   -----------------------------------------
Name:    John D. Reedy
Title:   V.P. - Finance and C.F.O.

M-FOODS DAIRY TXCT, LLC

By:  /s/ John D. Reedy
   -----------------------------------------
Name:    John D. Reedy
Title:   V.P. - Finance and C.F.O.

Acknowledged and agreed to as of the date first above written.

MICHAEL FOODS, INC.

By:  /s/ John D. Reedy
   -----------------------------------------
Name:    John D. Reedy
Title:   E.V.P.,  C.F.O. and Treasurer

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A., as Agent

By:    /s/ W. THOMAS BARNETT
   -----------------------------------------
Name:  W. Thomas Barnett
     ---------------------------------------
Title: Managing Director
      --------------------------------------

                                  EXHIBIT 4(a)

                                       to

                            Investor Pledge Agreement

                           dated as of April 10, 2001

                        in favor of Bank of America, N.A.

                                    as Agent

                             IRREVOCABLE STOCK POWER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of Capital Stock of ____________________, a _____________ corporation:

                 NO. OF SHARES                     CERTIFICATE NO.
                 -------------                     ---------------

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Capital Stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

                                   ---------------------------------------

                                   By:
                                      ------------------------------------
                                   Name:
                                        ----------------------------------
                                   Title:
                                         ---------------------------------

                                  SCHEDULE 5(f)

                                       to

                            Investor Pledge Agreement

                           dated as of April 10, 2001

                        in favor of Bank of America, N.A.

                                    as Agent

                                  PLEDGED STOCK

                               NUMBER OF      CERTIFICATE        PERCENTAGE
ISSUER                           SHARES          NUMBER          OWNERSHIP
------                           ------          ------          ---------

M-Foods Dairy, LLC

M-Foods Dairy TXCT, LLC